[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-3
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

====================================================================================================================================
                                        Original         Beginning                                                       Ending
                       Certificate     Certificate      Certificate                                      Total         Certificate
  Class       Cusip       Rate           Balance          Balance        Interest       Principal     Distribution       Balance
------------------------------------------------------------------------------------------------------------------------------------
   A-1      35729BAE1    5.7925%     325,000,000.00   322,948,468.75   1,610,862.48    4,525,099.65   6,135,962.13   318,423,369.10
Factors per
 Thousand                                                                4.95649994     13.92338354    18.87988348     979.76421262
-----------------------------------------------------------------------------------------------------------------------------------

   A-2       35729BAF8   5.8325%     161,000,000.00   159,887,335.22     803,023.04    1,998,414.47   2,801,437.51   157,888,920.75
Factors per
 Thousand                                                                4.98772075     12.41251224    17.40023298     980.67652640
-----------------------------------------------------------------------------------------------------------------------------------
    B        35729BAG6   9.2500%      14,257,334.00    14,257,334.00     109,900.28            0.00     109,900.28    14,257,334.00
Factors per
 Thousand                                                                7.70833313      0.00000000     7.70833313    1000.00000000
-----------------------------------------------------------------------------------------------------------------------------------
   *X                    0.0000%     500,257,334.00   497,093,137.97           0.00            0.00           0.00   497,093,137.97
-----------------------------------------------------------------------------------------------------------------------------------
    R                    0.0000%               0.00             0.00           0.00            0.00           0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
  TOTALS                             500,257,334.00   497,093,137.97   2,523,785.80    6,523,514.12   9,047,299.92   490,569,623.85
-----------------------------------------------------------------------------------------------------------------------------------



* NOTIONAL AMOUNT
===================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-3
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

==================================================================================================================================
                                                       POOL 1

                  SCHEDULE OF REMITTANCE                                              POOL INFORMATION

Available Collection Amount                6,372,650.01       Aggregate Beginning Balance of Loans             251,689,099.15
(Trust Fees and Expenses)                   (162,329.34)      Aggregate Ending Balance of Loans                248,211,278.30
Available Distribution Amount              6,210,320.66       Interest Carry-Forward                                     0.00
Regular Distribution Amount                5,088,683.33       Loan Count                                                2,478
Insured Payment                                    0.00       Overcollateralization Amount                      10,285,243.95
Excess Spread                              1,047,278.81       Overcollateralization Deficiency Amount            6,965,024.10
                                           ------------       Overcollateralization Deficit Amount                       0.00
                                                              Overcollateralization Reduction Amount                     0.00
FEES                                                          Overcollateralization Target Amount               17,250,268.05
----                                                          Principal Prepayments                              3,352,969.39
Servicer Fee                                  69,214.50       Scheduled Principal                                  124,851.46
Master Servicer Fee                           35,655.96       Securities Insurer Reimbursement                           0.00
Trustee Fee                                    2,082.71       Weighted Average Home Loan Interest Rate (WAC)          9.9462%
Guaranty Insurance Premium                    55,376.18       Weighted Average Maturity (WAM)                          352.85
                                           ------------
TOTAL FEES                                   162,329.34

                                                                                     AGGREGATE INFORMATION
                                                              Capitalized Interest Requirement                   1,111,945.64
                                                              Capitalized Interest Required Amount                 988,084.87
                                                              Pre-Funding Account                              121,708,378.44
                                                              Reserve Account Requirement                                0.00


==================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-3
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

==================================================================================================================================
                                                       POOL 2

                  SCHEDULE OF REMITTANCE                                              POOL INFORMATION

Available Collection Amount                2,917,414.71       Aggregate Beginning Balance of Loans             124,638,616.09
(Trust Fees and Expenses)                    (80,435.45)      Aggregate Ending Balance of Loans                123,128,819.57
Available Distribution Amount              2,836,979.26       Interest Carry-Forward                                     0.00
Regular Distribution Amount                2,312,819.57       Loan Count                                                  869
Insured Payment                                    0.00       Overcollateralization Amount                       4,915,045.76
Excess Spread                                488,617.94       Overcollateralization Deficiency Amount            3,624,307.33
                                           ------------       Overcollateralization Deficit Amount                       0.00
                                                              Overcollateralization Reduction Amount                     0.00
FEES                                                          Overcollateralization Target Amount                8,539,353.08
----                                                          Principal Prepayments                              1,447,666.53
Servicer Fee                                  34,275.62       Scheduled Principal                                   62,130.00
Master Servicer Fee                           17,657.14       Securities Insurer Reimbursement                           0.00
Trustee Fee                                    1,030.01       Weighted Average Home Loan Interest Rate (WAC)          9.8203%
Guaranty Insurance Premium                    27,472.68       Weighted Average Maturity (WAM)                          353.95
                                           ------------
TOTAL FEES                                    80,435.45



==================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-3
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

====================================================================================================================================
                                                            POOL 1


---------------------------------     ----------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans          DELINQUENT INFOR.       # LOANS                 AMOUNT                     %
---------------------------------     ----------------------------------------------------------------------------------------
$                  248,211,278.30     Delinquent 30-59 Days           5                  741,500.88               0.298738%
---------------------------------     Delinquent 60-89 Days           5                  965,661.20               0.389048%
                                      Delinquent 90+ Days             3                  391,316.73               0.157655%
                                      REO                             0                        0.00               0.000000%
                                      Loans in Foreclosure           14                1,095,866.84               0.441506%
                                      Loans in Bankruptcy             6                  623,334.89               0.251131%
                                      ----------------------------------------------------------------------------------------
                                                 TOTAL               33                3,817,680.54               1.538077%
                                      ----------------------------------------------------------------------------------------



                                      ----------------------------------------------------------------------------------------
                                           OTHER INFORMATION       # LOANS                 AMOUNT                 CUMULATIVE
                                      ----------------------------------------------------------------------------------------
                                      Defaulted Home Loans            8                  518,352.29             1,095,866.84
                                      Liquidated Home Loans           0                        0.00                     0.00
                                      Deleted Home Loans              0                        0.00                     0.00
                                      Net Loan Losses                 0                        0.00                     0.00
                                      ----------------------------------------------------------------------------------------

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-3
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

====================================================================================================================================
                                                            POOL 2


---------------------------------    ----------------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans        DELINQUENT INFOR.              # LOANS                  AMOUNT                     %
---------------------------------    ----------------------------------------------------------------------------------------------
$                  123,128,819.57    Delinquent 30-59 Days                 17                 1,594,988.65              1.295382%
---------------------------------    Delinquent 60-89 Days                 14                   931,526.49              0.756546%
                                     Delinquent 90+ Days                    9                   851,439.52              0.691503%
                                     REO                                    0                         0.00              0.000000%
                                     Loans in Foreclosure                   3                   677,037.09              0.549861%
                                     Loans in Bankruptcy                    0                         0.00              0.000000%
                                     ----------------------------------------------------------------------------------------------
                                                TOTAL                      43                 4,054,991.75              3.293292%
                                     ----------------------------------------------------------------------------------------------



                                     ----------------------------------------------------------------------------------------------
                                         OTHER INFORMATION              # LOANS                  AMOUNT                CUMULATIVE
                                     ----------------------------------------------------------------------------------------------
                                     Defaulted Home Loans                   2                   357,500.70             677,037.09
                                     Liquidated Home Loans                  0                         0.00                   0.00
                                     Deleted Home Loans                     0                         0.00                   0.00
                                     Net Loan Losses                        0                         0.00                   0.00
                                     ----------------------------------------------------------------------------------------------


====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039